EXHIBIT 24

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ Braden R. Kelly
Braden R. Kelly

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ A. George Battle
A. George Battle

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ Mark W. Begor
Mark W. Begor

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ James D. Kirsner
James D. Kirsner

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ Marc F. McMorris
Marc F. McMorris

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ Joanna Rees
Joanna Rees

FAIR ISAAC CORPORATION

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fair Isaac Corporation, a Delaware corporation, does hereby constitute and appoint Mark R. Scadina and Michael J. Pung, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Fair Isaac Corporation 2012 Long-Term Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 28th day of February, 2018.

/s/ David A. Rey
David A. Rey